Employee Benefit Plan, Risk and Uncertainty (Details)	12 Months Ended
Dec. 31, 2025
Trane Technologies plc
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty

8	Risks and Uncertainties
Through the Master Trust, the Plan provides for investment options in any combination of equity and fixed income investments in the U.S. and abroad through various investment options. Investment asset classes are exposed to various risks, such as market, interest rate, inflation, foreign currency, economic, political and credit risks. Due to the level of risk associated with the Plan’s investments, it is reasonably possible that changes in risks in the near term would materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.